EXHIBIT 32.2

STREAMLINE HEALTH SOLUTIONS, INC.

Certification of the Chief Financial Officer Pursuant to

18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen H. Murdock, Chief Financial Officer of Streamline Health Solutions, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	This quarterly report on Form 10-Q of the Company for the quarter ended July 31, 2012 (the “Report”) fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

September 14, 2012

/s/ Stephen H. Murdock
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

34